ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Salary and welfare payable	$ 26,011	$ 20,067
Accrued expenses	14,842	8,979
Payables for purchase of property, plant and equipment	2,550	1,907
Payables for purchase of educational merchandise	2,436	1,914
Other tax payable	635	684
Others	5,380	2,885
Total accrued expenses and other current liabilities	$ 51,854	$ 36,436